UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	November 18, 2008

RIDGEWOOD ELECTRIC POWER TRUST V
(Exact Name of Registrant as Specified in Charter)

Delaware	0-24143	22-3437351
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1314 King Street, Wilmington, DE	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(302) 888-7444

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 1.02.  Termination of Material Definitive Agreement.
On November 18, 2008, Ridgewood Near East Holdings LLC (“Ridgewood Near East”) and RW Egyptian Holdings LLC (“RW”, and together with Ridgewood Near East, the “Sellers”) and others received notice from Horus Private Equity Fund III LP (“Horus”) on behalf of itself and EFG-Hermes for Water Desalination, SAE (“EFGH Water Desalination”) and EFG Hermes Holding Co., SAE (“EFGH Holding”), that, pursuant to the terms of the Sale and Purchase Agreement (the “Sale Agreement”) dated as of June 5, 2008, as amended, between the Sellers, Mariridge for Infrastructure Projects S.A.E. (“Mariridge” and together with Horus, the “Purchasers”), Horus, Mr. Zaki Girges and  Ridgewood Egypt for Infrastructure Projects (“REFI”), Horus had exercised its right to terminate the Sale Agreement, pursuant to which the Sellers were to sell to the Purchasers all of Sellers’ interests in REFI.  Pursuant to the terms of the Sale Agreement, Horus had the right to terminate the Sale Agreement, without any liability to any of the parties thereto, in the event that Completion (as defined in the Sale Agreement) does not take place before November 15, 2008. Such Completion did not occur by that date.

Ridgewood Near East Holdings LLC is owned 68.1% by The Ridgewood Power Growth Fund (“Growth Fund”), 14.1% by Ridgewood Electric Power Trust V (“Trust V”) and 17.8% by Ridgewood/Egypt Fund (“Egypt Fund”). Growth Fund and Trust V are referred to herein together as the “Reporting Funds”. Mariridge is owned and controlled by Mr. Zaki Girges, who currently serves as General Manager of REFI.

Pursuant to the terms of and subject to the conditions specified in the Escrow Agreement (the “Escrow Agreement”), dated as of June 5, 2008, as amended, by and among the Sellers, the Purchasers, REFI and HSBC Egypt (the “Escrow Agent”), the Escrow Agent is required to return to Horus the purchase price and certain additional amounts which were deposited into escrow by Horus, pending Completion.

A description of the terms of the Sale Agreement and the Escrow Agreement (the “Agreements”) appears under the heading “The Sale and Purchase Agreement and the Additional Agreements” in the definitive consent statement (the “Definitive Consent Statement”) filed with the Securities and Exchange Commission (the “SEC”) by each of the Reporting Funds on September 19, 2008 and under the heading “Update to the Sale and Purchase Agreement and the Additional Agreements” in the supplement to Definitive Consent Statement filed with the SEC by each of the Reporting Funds on October 10, 2008, and, to the extent required by Item 1.02 of the Form 8-K, each such description is incorporated by reference herein.

Copies of the Agreements were filed as Exhibits 2.1 and 2.2, respectively, to the Current Reports on Form 8-K filed by the Reporting Funds with the SEC on June 13, 2008.  The Assignment and Amendment Agreement, made as of September 30, 2008, among the Sellers, Purchasers, Mr. Zaki Girges, REFI, EFGH Water Desalination and EFGH Holding, which, among other things, amended the Agreements, was filed as Annex 1 to the Definitive Consent Statement filed with the SEC by each of the Reporting Funds on October 10, 2008. The Agreements and summaries thereof provided in such Forms 8-K and Definitive Consent Statements are incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIDGEWOOD ELECTRIC POWER TRUST V

Date: November 21, 2008	By:	/s/ JEFFREY H. STRASBERG
	Name:	Jeffrey H. Strasberg
	Title:	Executive Vice President and Chief Financial Officer